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                                                            Hollywood Park, Inc.
                                                            Exhibit 10.42

                              SECURITY AGREEMENT

     This SECURITY AGREEMENT (this "Security Agreement") made and delivered as of this 11th day of September, 1997, by and between (i) YAKAMA TRIBAL GAMING CORPORATION, a tribal corporation established under the laws of the Confederated Tribes and Bands of the Yakama Indian Nation ("Debtor") (references herein to and Debtor referring to Debtor only and not referring to Nation), THE CONFEDERATED TRIBES AND BANDS OF THE YAKAMA INDIAN NATION ("Nation") and (ii) HP YAKAMA, INC., a Delaware corporation ("Secured Party"), with reference to the following facts and circumstances:

     A. The Secured Party and the Debtor have entered into a Loan Agreement dated as of the date first set forth above (as the same may be amended, modified, restated or supplemented from time to time (the "Loan Agreement," all capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Loan Agreement) pertaining to the Loan.

     B. The Secured Party and the Debtor have entered into the Sublease pursuant to which the Debtor is leasing the Leased Premises (as defined in the Sublease) from the Secured Party.

     C. The Loan and the Debtor's obligations under the Sublease are to be secured by, among other things, this Security Agreement, creating a first priority security interest in the Collateral (as defined hereinafter) in favor of Secured Party.

     D. As used herein the term "Indebtedness Secured Hereby" shall mean (i) payment of the indebtedness evidenced by performance of the terms and conditions of, and payment of all other sums with interest thereon becoming due and payable to the Secured Party and contained in the Note and the Loan Agreement; (ii) payment of the rent owing under, performance of the terms and conditions of, and payment of all other sums with interest thereon becoming due and payable to the Secured Party and contained in the Sublease; and (iii) performance and discharge of each and every obligation, covenant and agreement, whether involving the payment of money or not, contained in any of the other Loan Documents or the other Transaction Documents.

     NOW THEREFORE, in consideration of the Loan and the Sublease and in order to induce the Secured Party to make the Loan and enter into the Sublease, the parties agree as follows:

     1. For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor and Nation hereby convey, assign, transfer and grant to the Secured Party a first priority security interest in all of their present right and hereafter acquired right, title and interest in and to the following (collectively, the "Collateral"):

     a. all present and hereafter acquired equipment owned by the Debtor in all of its forms and wherever located

     b. any and all machinery, equipment, controls, attachments, parts, tools, furniture and furnishings used in the conduct of the Enterprise, and all attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of the foregoing (the property in a. and b. being referred to collectively herein as the "Equipment");

     c. all insurance proceeds (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due to Debtor or
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          Nation under, and all other rights of Debtor or Nation under or with respect to, any and all policies of insurance covering all or any portion of the Property, the Facility, the Leased Premises, and/or the Equipment;

     d.   all Available Distributable Cash; and

     e. all proceeds and products of the foregoing, including but not limited to accounts, general intangibles, equipment, inventory, money, deposit accounts, goods, chattel paper, documents, instruments and insurance proceeds, all refunds, equities, benefits, book equities, returns, credits, revolving fund withholdings, return of capital and certificates evidencing any right to receive payment in any form from any marketer of goods or inventory and any other tangible or intangible property received upon the sale, lease, transfer or other disposition of any of the foregoing.

     2.   The Debtor warrants and represents to Secured Party that:

     a. Debtor and Nation are the true and lawful owners of the Collateral and have good and valid title to the Collateral free and clear from any and all liens, security interests, encumbrances or other rights, title or interest of any other person, firm or corporation, excepting the rights and interest of the Secured Party hereunder. The Equipment has been delivered to and accepted and installed by the Debtor, and is in good working order. The Equipment is all of the equipment used in the conduct of the Enterprise.

     b. The Collateral is not subject to any other lien or security interests (including, without limitation, "blanket" security interests).

     c. The Debtor shall defend the Secured Party's interest in the Collateral against all claims and demands of all or any other persons at any time claiming the same or any interest therein adverse to the Secured Party.

     d. There are no actions at law, suits in equity, or proceedings before any governmental agency, commission, bureau or tribunal or any arbitration proceedings that if adversely determined would adversely affect the present condition, financial or otherwise, of the Collateral or would adversely affect the right of the Debtor to pledge and assign all or any part of the Collateral or rights and security afforded Secured Party hereunder.

     e. The Equipment is and will be used for the business purpose of equipping the Enterprise located within the Facility. The Collateral will at all times be located at the Property.

     f. The Debtor will keep the Collateral insured at all times against loss by fire and/or other hazards concerning which, in the judgment of the Secured Party, insurance protection is reasonably necessary, in a company or companies reasonably satisfactory to the Secured Party and in amounts sufficient to protect Secured Party against loss or damage to said Collateral and will pay the premiums therefore; such policy or policies of insurance will be delivered to and held by the Secured Party, together with loss payable clauses in favor of the Secured Party as its interest may appear, in form satisfactory to the Secured Party; and Secured Party may act as attorney for Debtor in obtaining, adjusting, settling and canceling such

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          insurance and endorsing any drafts.

     g. The Debtor will keep the Equipment in good condition and repair, reasonable wear and tear excepted. The Debtor will permit Secured Party to enter upon any lands owned, leased or otherwise controlled by or on behalf of the Debtor at reasonable times for the purpose of examining the Collateral, subject to the security requirements of the Enterprise.

     h. The Debtor will pay as part of the Indebtedness Secured Hereby all amounts, including reasonable attorneys' fees and legal expenses, with interest thereon, paid by Secured Party (a) for taxes, levies, insurance, repairs to, or maintenance of the Collateral, and (b) in taking possession of, disposing of or preserving the Collateral after any default hereinafter described.

     i. Debtor will not without the prior written consent of Secured Party (a) permit any liens or security interests (other than the security interest granted hereby) to attach to any of the Collateral; (b) permit any of the Collateral to be levied upon or attached by legal process; (c) except as permitted by the Loan Agreement, sell or offer to sell or otherwise transfer the Collateral; (d) do or permit anything to be done that may impair the value of the Collateral; or
          (e) except as permitted by the Loan Agreement, remove or permit the Collateral to be removed from the Property.

     j. If any of the Collateral is or is to become a fixture, the Debtor agrees to furnish Secured Party, at its request, with a statement or statements signed by all persons who have or claim an interest in the real estate concerned, which statements shall provide that the signer consents to the security interest created hereby and disclaims any interest in the Collateral as fixtures.

     k. Debtor acknowledges that the Equipment is of the design, capacity and manufacture specified for and by the Debtor and that Debtor is satisfied that the same is suitable for its intended purposes. Debtor further acknowledges and agrees that Secured Party is not a manufacturer or vendor of the Equipment and that Secured Party has not made, and does not make, any representation, warranty or covenant with respect to merchantability, fitness for any purpose, condition, quality, delivery, installation, durability, patent, copyright or trademark infringement, suitability or capability of any item of Equipment in any respect or in connection with any other purpose or use of Debtor, or any other representation, warranty or covenant of any kind or character expressed or implied with respect thereto. Debtor accordingly agrees not to assert any claim whatsoever against Secured Party based thereon. Secured Party shall have no obligation to install, erect, test, adjust or service the Equipment. Debtor shall look to the manufacturer or vendor for any claims related to the Equipment.

     l. Debtor shall provide Secured Party with sixty (60) days' prior written notice of any change in its name or the location of its principal offices.

     m. The Debtor will derive economic benefit from the Loan and the Sublease, and the Debtor acknowledges that Secured Party is relying upon the security interests granted herein and in the remaining Collateral Agreements

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          in making the Loan.

     3. This Agreement constitutes a Security Agreement under the Uniform Commercial Code (the "UCC") as in effect in the State of Washington.

4.   a.   Debtor shall give prompt written notice to Secured Party of any damage or injury to the Property, the Facility, the Leased Premises and/or the Equipment or of any loss or diminution in value thereof, and Debtor shall give whatever notice to insurers of any such damage, injury, loss or diminution of value as may be required. All insurance proceeds of the Property, the Facility, the Leased Premises and/or the Equipment and all causes of action, claims, compensation, awards and recoveries for any damage or injury to the Property, the Facility, the Leased Premises and/or the Equipment or for any loss or diminution in value of the Property, the Facility, the Leased Premises and/or the Equipment are hereby assigned to and shall be paid to Secured Party, and Debtor agrees to execute such further evidence of such assignment of such insurance proceeds, causes of action, claims, compensation, awards and recoveries as Secured Party may require. Secured Party may (but shall not be obligated to) participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries and may join with Debtor in adjusting any loss covered by insurance. Debtor hereby directs the issuer of any such policy to pay any such money directly to Secured Party. Both before and after the occurrence of an Event of Default (defined below), Secured Party may (but need not) in Secured Party's own name or in Debtor's name, execute and deliver proofs of claim, receive all such money, endorse checks and other instruments representing payment of such money and adjust, litigate, compromise or release any claim against the issuer of any such policy.

     b. In the event of loss, Secured Party is hereby authorized either (a) to settle, adjust or compromise any claim under the above insurance policies without consent of Debtor, which consent is hereby expressly waived; or (b) to allow Debtor to agree with the insurance company or companies on the amount to be paid upon the loss. In either case, Secured Party is authorized to collect and receive any such insurance money. Notwithstanding anything to the contrary contained herein, Debtor may, without the consent of Secured Party, so long as Debtor is not in default hereunder, settle, adjust or compromise any claim in an original amount less than Fifty Thousand Dollars ($50,000).

     c. Notwithstanding anything to the contrary herein contained, if (i) the insurers do not deny liability as to the original amount of the claim;
          (ii) no Event of Default exists and no event exists that, with the passage of time or the giving of notice or both, would constitute such an Event of Default; (iii) Secured Party has received evidence, reasonably satisfactory to Secured Party in its sole discretion, that there are sufficient funds available and/or committed, including such insurance proceeds, to effectuate a restoration and to cover the expenses of operating and maintaining the Property, the Facility, the Leased Premises and/or the Equipment, (iv) Secured Party has reasonably approved the plans and specifications to be used in connection with such restoration; and (v) the restoration will be completed within one (1) year (and in any event prior to the last day of the seventy-eighth (78th)

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          month following the Commencement Date) and will return the Property, the Facility, the Leased Premises and/or the Equipment to substantially the same condition, character and utility and to at least the value that existed immediately prior to such casualty; then such insurance proceeds shall be used to pay Debtor for the cost of rebuilding, replacing, restoring or repairing the Property, the Facility, the Leased Premises and/or the Equipment so insured in accordance with the disbursement procedures herein contained. The 31 day time period set forth in Section 3(b) of the Note shall be extended by the number of days in which the Enterprise is not operational as a consequence of such restoration. In all other cases, such insurance proceeds may at Secured Party's discretion, either be applied in payment or reduction of the Indebtedness Secured Hereby (whether then due or not) or be held by Secured Party and used to reimburse Debtor or any other party for the cost of the rebuilding, replacing, restoring or repairing the Property, the Facility, the Leased Premises and/or the Equipment so insured.

     d. In the event Debtor is entitled (whether pursuant to the terms hereof or pursuant to Secured Party's election or otherwise) to payment out of insurance proceeds for any repair, rebuilding, restoration or replacement, such proceeds shall be made available, from time to time, upon Secured Party being furnished with satisfactory evidence of progress in such repair, rebuilding, restoration or replacement, together with satisfactory evidence of the estimated cost of completion thereof and together with any such architect's certificates, waivers of lien, contractors' sworn statements and other evidence of cost and payments as Secured Party may require and approve. If the estimated cost of the work exceeds ten percent (10%) of the original principal amount of the indebtedness secured hereby, Secured Party shall also be furnished with all plans and specifications for such rebuilding, replacement, restoration or repair as Secured Party may require and reasonably approve. At all times the undisbursed balance of said proceeds remaining in the hands of Secured Party shall be at least sufficient to pay for the cost of completion of the work free and clear of liens. Any surplus that may remain out of said insurance proceeds after payment of such cost of repair, rebuilding, restoration or replacement shall, at the option of Secured Party, be applied on account of the Indebtedness Secured Hereby (whether then due or not).

     5. Upon the occurrence of an Event of Default and or any event that, with the passage of time or the giving of notice or both, would constitute such an Event of Default, Secured Party may require Debtor to establish a cash management and depositary arrangement acceptable to Secured Party in its sole and absolute discretion pursuant to which, among other things, (i) the depositary bank shall enter into an agreement in form and substance acceptable to Secured Party in its sole and absolute discretion acknowledging Secured Party's first priority security interest in the Available Distributable Cash and waiving all set off, banker's lien and similar rights, (ii) Debtor shall cause all revenues of the Enterprise to be transferred to such depositary bank pursuant thereto, and (iii) the parties shall agree as to use of revenues from the Enterprise for the Debtor's continued operation of the Enterprise (including, without limitation, the continued payment of normal and necessary operating expenses thereof).

     6. Upon one (1) day's written notice, Debtor shall make available for inspection and copying by Secured Party all present and future books, records, accounting

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logs and stored data pertaining to the Collateral or to the Enterprise, including, without limitation, computer programs, software and the equipment containing said books, records, accounting logs and stored data.

     7. (a) Upon the occurrence and during the continuance of an Event of Default, the Secured Party or its designee may without demand, advertisement or notice of any kind (except such notice as may be required under the UCC) all of which are, to the extent permitted by law, hereby expressly waived:

     (i) Exercise any of the remedies available to a secured party under the UCC or other applicable law;

     (ii) Proceed immediately to exercise each and all of the powers, rights, and privileges reserved or granted to Secured Party hereunder and under the Note and the Sublease and the other Loan Documents and the Transaction Documents;

     (iii) Proceed to protect and enforce this Security Agreement by suits or proceedings or otherwise, and for the enforcement of any other legal or equity available to Secured Party; and/or

     (iv) Realize upon the Collateral and hold, own or dispose of the same as its own property to the extent permitted pursuant to Applicable Law.

           (b) Upon the occurrence of an Event of Default the Debtor shall make the Collateral available to Secured Party or its designee at a place to be designated by Secured Party or its designee which is reasonably convenient, and authorizes Secured Party or its designee to enter the Property and/or the Facility to assemble, possess, store and sell the Collateral. Debtor further agrees to pay all costs and expenses of Secured Party or its designee, including reasonable attorneys' fees, in the enforcement of any of Secured Party's rights hereunder. If any notice of sale, disposition or other intended action by Secured Party or its designee is required by law to be given to Debtor, such notice shall be deemed reasonably and properly given if mailed to Debtor at the notice address specified in accordance with the Loan Agreement at least ten (10) days before such sale, disposition or other intended action. Waiver of any default hereunder by Secured Party shall not be waiver of any other default or of a same default on any other occasion. No delay or failure by Secured Party to exercise any right or remedy shall be a waiver of such right or remedy and no single or partial exercise by Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy at any other time.

     8. Debtor agrees to execute such financing statements or other instruments as may be required under the UCC or similar state, federal or tribal laws to perfect the security interest hereunder and shall from time to time at Debtor's expense execute and deliver such assignments and endorsements and file such additional financing statements or other instruments as may be required to create and continue to perfect the security interest intended to be created herein. Debtor hereby authorizes Secured Party at Debtor's expense, to do all reasonable acts and things which Secured Party may deem necessary to perfect and continue perfected the security interest created by this Security Agreement and to protect the Collateral.

     9. This Security Agreement shall be governed by federal law, if applicable, then by the laws of the State of Washington.

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     10.  Without in any way limiting the waiver of sovereign immunity contained herein, the Nation and the Debtor expressly authorize any governmental or other agency authorities who have the right and duty under Applicable Law to take any and all action authorized or ordered by any court, including without limitation, entering Indian land within the Nation's jurisdiction for the purpose of repossessing the Collateral or otherwise giving effect to any judgment entered. It is the intent of the parties that the Secured Party or its designee will be able to obtain possession of the Collateral in accordance with the rights afforded it under applicable laws and/or any court order.

     11. This Security Agreement and each and every covenant and agreement and other provisions hereunder shall be binding upon the Debtor and its successors and assigns and shall inure to the benefit of Secured Party and its successors and assigns.

     12. Any unenforceability or invalidity of any provision hereof shall not render any other provision or provisions herein contained unenforceable or invalid.

     13. Debtor hereby waives its sovereign immunity from suit and consents to jurisdiction to the extent provided and as limited in the Loan Agreement.

     14. Any notice any party may hereto desire may be required to give to any other party shall be sent in accordance with the Loan Agreement.

     IN WITNESS WHEREOF, the undersigned have caused this Security Agreement to be duly executed as of the date first above written.


HP YAKAMA, INC.,
a Delaware corporation


By: /s/ Bruce Rimbo
    --------------------------------
Name:   Bruce Rimbo
        ----------------------------
Title:  Vice President and Secretary
        ----------------------------


YAKAMA TRIBAL GAMING CORPORATION,
a tribal corporation established
under the laws of the Confederated
Tribes and Bands of the Yakama Indian Nation


By: /s/ Ross K. Sockzehigh
    --------------------------------
Name:   Ross K. Sockzehigh
        ----------------------------
Title:  Chairman of the Board
        ----------------------------


THE CONFEDERATED TRIBES
AND BANDS OF THE YAKAMA INDIAN NATION


By:  /s/ Ross K. Sockzehigh
    --------------------------------

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Name:   Ross K. Sockzehigh
        --------------------------
Title:  Chairman
        --------------------------

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